Relationships with Affiliated Companies	12 Months Ended
Dec. 31, 2014
Relationships with Affiliated Companies
Note 4	Relationships with Affiliated Companies

During December 2014, TSYS Managed Services obtained a £900,000, or approximately $1.4 million, pound-denominated term loan bearing interest at a rate of LIBOR plus two percent. The loan matures in December 2017, and has monthly interest payments. The lender in this transaction is Merchants Limited, who has a noncontrolling interest in TSYS Managed Services. Refer to Note 13 for more information regarding this loan.

The Company provides electronic payment processing and other services to the Company’s equity investments, TSYS de México and CUP Data.

The foregoing related party arrangements and services are performed under contracts that are similar to its contracts with unrelated third party customers. The Company believes the terms and conditions of transactions between the Company and these related parties are comparable to those which could have been obtained in transactions with unaffiliated parties.

Through its related party transactions, TSYS generates accounts receivable and liability accounts with TSYS de México and CUP Data.

The Company had the following balances with related parties as of December 31, 2014 and 2013:

(in thousands)	2014	2013
Accounts receivable	$19	7
Account payable	12	12

The table below details revenues derived from affiliated companies for the years ended December 31, 2014, 2013 and 2012:

(in thousands)	2014	2013	2012
Total revenues:
CUP Data	$232	229	172
TSYS de México	78	68	72

Total revenues	$310	297	244

Processing support fees paid to TSYS de Mexico[1]	$148	148	186

1	The Company and TSYS de México are parties to an agreement where TSYS de México provides processing support to the Company.